Exhibit 10.1

AMENDMENT TO
REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of February 24, 2005 (this “Amendment”), by and among JLG INDUSTRIES, INC., a Pennsylvania corporation (the “Borrower”), the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”), MANUFACTURERS AND TRADERS TRUST COMPANY, as syndication agent (the “Sydication Agent”) and STANDARD FEDERAL BANK NA, as documentation agent (the “Documentation Agent”).

W I T N E S S E T H:

     WHEREAS, Borrower, Lenders, Administrative Agent, Issuing Bank, Swingline Lender, Syndication Agent and Documentation Agent are parties to that certain Revolving Credit Agreement, dated as of September 23, 2003, as amended and in effect to the date hereof (as so amended, the “Credit Agreement”);

     WHEREAS, Borrower has requested that Administrative Agent and Lenders agree to amend the Credit Agreement in the manner set forth below, and the Administrative Agent and Lenders are willing to do so on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.      Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

     2.      Amendments.

             (a)      Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of “2005 Equity Offering” (in appropriate alphabetical order):

     “2005 Equity Offering” shall mean the offering of the Borrower’s common stock in an underwritten registered public offering consummated after February 24,2005 and on or before July 31,2005, by Borrower.

              (b)      Section 7.5 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

               Section 7.5 Restricted Payments. The Borrower will not, and will not permit its Subsidiaries (other than Monetization
Subsidiaries) to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of its Capital Stock or Indebtedness subordinated to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (a) dividends payable by the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary Loan Party to the Borrower or to another Subsidiary Loan Party, (c) in the absence of a Default or an Event of Default, the payment of regular cash dividends in accordance with reasonable business practice in the good faith judgment of the board of directors of the Borrower, (d) distributions of Capital Stock (subject to compliance with the last paragraph of Section 7.1) upon the exercise of the “Rights” as defined in the Rights Agreement, dated as of May 24, 2000, between the Borrower and American Stock Transfer and Trust Company, as it may be amended, supplemented or otherwise modified from time to time, (e) no later than April 30, 2004, the repurchase or repayment in full of that certain unsecured subordinated promissory note, dated August 1, 2003, executed by JLG Acquisition Company, as predecessor in interest to JLG OmiQuip, Inc. in favor of TRAK International, Inc. and in the original principal amount of $10,000,000 (the ‘‘OmniOuip Note”), (f) the repurchase of up to $35,000,000 of the Senior Subordinated Notes, and (g) the repurchase or redemption of Senior Subordinated Notes and the Senior Unsecured Notes for an aggregate repurchase or redemption price not to exceed $125,000,000, provided, that such repurchase or redemption occurs on or prior to December 31,2005, and is made solely with the proceeds of the 2005 Equity Offering; provided that in the case of any repurchase or redemption in clauses (f) or (g) above, (i) immediately after giving pro forma effect to any such repurchase or redemption as though the repurchase or redemption had closed on the last Business Day of the Fiscal Month immediately preceding delivery of the most recently delivered Borrowing Base Certificate pursuant to Section 5.l(f), the Borrowing Availability would be at least $10,000,000, (ii) immediately after giving effect to the repurchase or redemption, no Default or Event of Default shall otherwise have occurred and be continuing and (iii) immediately after giving pro forma effect to any such repurchase or redemption as though the repurchase or redemption had closed on the first day of the most recently ended four consecutive Fiscal Quarter period for which financial statements have been delivered pursuant to Section 5.1(a) or (b), the Borrower would be in compliance with the financial covenants provided for in Article VI as of the most recent Fiscal Quarter in respect of which the Borrower is required to have delivered a Compliance Certificate pursuant to Section 5.1(c).

     3.      Waiver. The Lenders hereby waive the requirement of Section 2.12(c) of the Credit Agreement requiring the Borrower to prepay the Loans in an amount equal to fifty (50%)

2

of the Net Cash Proceeds received by the Borrower in connection with the 2005 Equity Offering; provided, that the Net Cash Proceeds of such issuance are used (i) to repurchase or redeem the Senior Subordinated Notes and the Senior Unsecured Notes, and (ii) for working capital needs and for other general corporate purposes of the Borrower and its Subsidiaries.

     4.      Conditions to Effectiveness of Amendment. This Amendment shall not become effective until each of the following conditions precedent have been satisfied in full:

        (a)      Administrative Agent shall have received a duly executed counterpart of this Amendment executed by the Borrower and the Required Lenders;

        (b)      Administrative Agent shall have received duly executed counterparts of the Reaffirmation of Guaranty in the form attached hereto, executed by each Subsidiary Loan Party; and

        (c)      Administrative Agent shall have received the reasonable costs and expenses incurred in connection with this Amendment, including without limitation the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent.

     5.      Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

        (a)      the execution, delivery and performance by Borrower of this Amendment (i) are within Borrower’s organizational power, (ii) have been duly authorized by all necessary organizational, and if required, stockholder action, (iii) do not require any consent or approval of, or registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (iv) do not violate any applicable law, rule or regulation, or the charter, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (v) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (vi) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

        (b)      this Amendment has been duly executed and delivered by the Borrower and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

        (c)      after giving effect to this Amendment, all of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, or if such representations and warranties relate solely to an earlier date,

3

were true and correct as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

     6.      Survival. Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

     7.      Effect of Amendment. From and after the date hereof, references to the Credit Agreement shall be references to the Credit Agreement as amended hereby.

     8.      Entire Understanding. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.2 of the Credit Agreement.

     9.      GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

     10.   Counterparts. This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signatures to Follow on Next Page]

4

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

JLG INDUSTRIES, INC., as Borrower

By	/s/ Thomas D. Singer

Name: Thomas D. Singer Title: Senior Vice President and General Counsel

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By	/s/ Duncan S. Owen III

Name: Duncan S. Owen III Title: Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Syndication Agent and as a Lender

By	/s/ Kellie M. Matthews

Name: Kellie M. Matthews Title: Administrative Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

STANDARD FEDERALBANKNA, as Documentation Agent and as a Lender

By	/s/ Mark Ossman

Name: Mark Ossman Title: Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By	/s/ Frank Amodio

Name: Frank Amodio Title: Vice President — Credlt

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By	/s/ Joeseph N. Butto

Name: Joeseph N. Butto Title: Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

HARRIS TRUST & SAVINGS BANK, as a Lender

By	/s/ Thomas A. Batterham

Name: Thomas A. Batterham Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender

By	/s/ Debra W. Riefner

Name: Debra W. Riefner Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By

Name: Title:

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch as a Lender

By	/s/ Philip Ho

Name: Philip Ho Title: Director

By	/s/ Cassandra Droogan

Name: Cassandra Droogan Title: Associate

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

ORIX FINANCIAL SERVICES, INC, as a Lender

By

Name: Title:

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

REAFFIRMATION OF GUARANTY

     Each of the undersigned, being a Subsidiary Loan Party and a guarantor of the Obligations of JLG Industries, Inc. (“Borrower”) to the Lenders (as defined below) under that certain Revolving Credit Agreement, dated as of September 23, 2003, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized tenns used herein but not defined herein shall have the respective meanings assigned to such term in the Credit Agreement) by and among the Borrower, the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”), MANUFACTURERS AND TRADERS TRUST COMPANY, as syndication agent (the “Syndication Agent”) and STANDARD FEDERAL BANK NA, as documentation agent (the “Documentation Agent”) hereby (a) acknowledges its receipt of a copy of the within and foregoing First Amendment and Waiver to Revolving Credit Agreement (“Amendment”), (b) consents thereto and agrees to be bound thereby and (c) agrees that its guaranty of the Obligations of Borrower to the Lenders shall continue in full force and effect from and after the execution and delivery by Borrower and the Lenders of the Amendment, without diminution or impairment.

     IN WITNESS WHEREOF, each of the undersigned has caused this acknowledgment to be executed under seal by their respective officers thereunto duly authorized, as of February 4,
2004.

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By	/s/ Thomas D. Singer

Name: Thomas D. Singer Title: as a Vice President of each of the undersigned, except JLG International LLC — as a Senior Vice President of JLG Industries Inc. it’s sole member

SCHEDULE I

SUBSIDIARY GUARANTORS

GRADALL INDUSTRIES, INC.

FULTON INTERNATIONAL, INC.

ACCESS FINANCIAL SOLUTIONS

JLG OMNIQUIP, INC.

JLG EQUIPMENT SERVICES, INC.

THE GRADALL COMPANY

JLG INTERNATIONAL LLC